Exhibit 10.15

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CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (the “Agreement”) is made as of January 8, 2026 (the “Effective Date”) by and among Alamar Biosciences, Inc., a Delaware corporation (the “Company”), and the parties named on the Schedule of Purchasers attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

RECITAL

To provide the Company with additional resources to conduct its business, the Purchasers are willing to loan to the Company up to an aggregate amount of $56,500,000.00 (the “Maximum Loan Amount”), subject to the terms and conditions specified herein.

As an inducement to the Purchasers to enter into this Agreement and consummate the loan transactions contemplated hereby, the Company and its existing stockholders desire to (i) amend and restate the Company’s Amended and Restated Voting Agreement, dated as of February 21, 2024, by and among the Company and the stockholders of the Company party thereto; and (ii) amend the Company’s Amended and Restated Certificate of Incorporation (as amended, restated or otherwise modified from time to time, the “Restated Certificate”), in each case, to provide the stockholders of the Company with amended rights to elect the members of board of directors of the Company.

AGREEMENT

In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Purchaser, intending to be legally bound, agree as follows:

1. The Notes

1.1 Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to lend to the Company the amount set forth opposite each such Purchaser’s name on the Schedule of Purchasers attached hereto (each, a “Loan Amount” and collectively the “Total Loan Amount” or “Loan”) against the issuance and delivery by the Company of a convertible promissory note for such amount, in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”). The obligations of each Purchaser to purchase a Note are several and not joint. The aggregate principal amount for all Notes issued hereunder shall not exceed the Maximum Loan Amount.

1.2 Delivery. The sale and purchase of the Notes shall take place at one closing (the “Closing”) and shall take place on or about the Effective Date. At the Closing, each Purchaser participating in such Closing shall pay the applicable Loan Amount to the Company by check or wire transfer to a bank account designated by the Company and the Company will deliver to such Purchaser the Note purchased by such Purchaser in such Closing. Each Note will be registered in the name of the applicable Purchaser in the Company’s records.

1.3 Use of Proceeds. The Company shall use the proceeds of the Loan solely for the operations of its business, and not for any personal, family or household purpose.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as of the Closing that, except as set forth on the Schedule of Exceptions (the “Schedule of Exceptions”) attached as Exhibit B hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder, the following representations are true and complete as

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of the date hereof. The Schedule of Exceptions shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, however, all information disclosed in the Schedule of Exceptions shall be deemed disclosed under and incorporated into any other section of the Agreement where the applicability of such disclosure to such section would be readily apparent on the face of such disclosure.

For purposes of these representations and warranties (other than those in Subsections 2.2, 2.3, 2.4, 2.5, and 2.6), the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein.

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect. As used herein, “material adverse effect” shall mean any (a) event, occurrence, fact, condition, change or development having or resulting in a material adverse effect on the operations, business, assets (including intangible assets), liabilities, financial condition, property, or results of operations of the Company, or (b) material impairment of the ability of the Company to perform any of its obligations.

2.2 Capitalization.

(a) The authorized capital of the Company consists, immediately prior to the Closing, of:

(i) 22,458,000 shares of Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), all of which are issued and outstanding, and 145,887,259 shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), 6,673,549 of which are issued and outstanding.

(ii) 1,182,000 shares of Founders Preferred Stock, $0.0001 par value per share (the “Founders Preferred Stock”), all of which are issued and outstanding.

(iii) 92,419,678 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”), of which 2,113,922 shares have been designated Series A-1 Preferred Stock, all of which are issued and outstanding, 521,955 shares have been designated Series A-2 Preferred Stock, all of which are issued and outstanding, 13,153,317 shares have been designated Series A-3 Preferred Stock, all of which are issued and outstanding, 11,786,788 shares have been designated Series A-4 Preferred Stock, all of which are issued and outstanding, 19,710,738 shares have been designated Series B Preferred Stock, all of which are issued and outstanding, 2,053,202 shares have been designated Series B-Plus Preferred Stock, all of which are issued and outstanding, and 43,079,756 shares have been designated Series C Preferred Stock, 43,004,188 of which are issued and outstanding. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate and as provided by the Delaware General Corporation Law (the “DGCL”).

(iv) All of the outstanding shares of capital stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

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(b) Except for (A) the conversion privileges of the Notes to be issued under this Agreement, (B) the rights provided in Section 3.4 of the Amended and Restated Investors’ Rights Agreement, dated as of February 21, 2024, by and among the Company and the investors party thereto (the “Investors’ Rights Agreement”) and (C) as of the Closing, outstanding options to purchase 14,127,873 shares of Class B Common Stock granted to employees and other service providers pursuant to the Company’s 2018 Stock Option Plan (the “Option Plan”), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock. The Company has made available to the Purchasers complete and accurate copies of the Option Plan and forms of agreements used thereunder. All outstanding shares of Common Stock and all shares of Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes); and (ii) a lock-up or market standoff agreement of not less than 180 days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Act (as defined below).

(c) (i) Except as described in Section 2.2(c)(i) of the Schedule of Exceptions, all outstanding Common Stock and all stock options held by service providers are subject to a customary vesting schedule either (x) as to employees, monthly over four years with a one-year cliff, or (y) as to consultants, monthly over 12 months. (ii) Except as described in Section 2.2(c)(ii) of the Schedule of Exceptions, none of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events, including, without limitation, in the case where the Company’s Option Plan is not assumed in an acquisition. (iii) Except as set forth in the Restated Certificate, the Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. (iv) Except as set forth in the Restated Certificate, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

(d) The Company has obtained valid waivers of any rights by other parties to purchase any of the Notes covered by this Agreement.

2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Notes, and the performance of all obligations of the Company thereunder, being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Notes, when executed and delivered by the Company, constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (a) the filing pursuant to Regulation D promulgated by the SEC under the Act, the filing pursuant to Section 25102(f) or 25102.1 of the California Corporate Securities Law of 1968, as amended, and the rules thereunder; (b) the filings required by applicable state “blue sky” securities laws, rules and regulations; or (c) such other post-closing filings as may be required.

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2.6 Offering. Subject in part to the truth and accuracy of each Purchaser’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The securities issuable upon conversion of the Notes, will be validly issued, fully paid and nonassessable, and based upon the Purchaser’s representations in Section 3 hereof, issued in compliance with all applicable federal and state securities laws.

2.7 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company’s knowledge, currently threatened (a) against the Company or any Founder, officer, director or key employee of the Company arising out of his or her employment or board relationship with the Company; (b) that questions the validity of this Agreement, or the right of the Company to enter into such agreement, or to consummate the transactions contemplated hereby, or (c) that might result, either individually or in the aggregate, in any material changes of the Company, financially or otherwise, or any change in the current equity ownership of the Company. Neither the Company nor, to the Company’s knowledge, any of its officers, directors or key employees is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or key employees such as would affect the Company). There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers or investments, consultancy, or directorship in any other companies. The term “key employee” used herein shall refer to the chief executive officer, the chief financial officer, the chief operating officer, the chief sales and marketing officer, the chief research officer, and other c-level officers of the Company. As used herein, the Company’s “knowledge” shall mean the actual knowledge after reasonable investigation and assuming such knowledge as the individual would have as a result of the reasonable performance of the individual’s duties in the ordinary course of any person listed on Schedule A hereto (each a “Founder” and together, the “Founders”), Tod White, Justin McAnear or any key employee of the Company.

2.8 Proprietary Information Agreements. Each Founder, employee and officer of the Company involved in the creation of Intellectual Property (as defined below) has executed a proprietary information and inventions agreement, and each consultant to the Company has executed a consulting agreement, in substantially the forms made available to the Purchasers. The Company is not aware that any of its employees, officers or consultants are in violation thereof.

2.9 Intellectual Property. To its knowledge with respect to patents, trademarks, service marks, and trade names only, the Company owns or possesses sufficient legal rights to all material Company Intellectual Property in order to conduct the Company’s business as now conducted and as presently proposed to be conducted, except, with respect to Company’s business as proposed, for such items as have yet to be conceived or developed. No product or service marketed or sold (or proposed to be marketed or sold) by the Company infringes or will infringe any intellectual property rights of any other party, provided the foregoing representation is made to the Company’s knowledge with respect to patents, trademarks, service marks, and trade names only. Section 2.9 of the Schedule of Exceptions identifies each agreement (other than employee and consultant agreements concerning assignment of inventions and open

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source licenses) with a third party pursuant to which the Company obtains rights to intellectual property material to the business of the Company as presently conducted and presently proposed to be conducted (other than software that is generally commercially available) that are owned by a party other than the Company. Except as set forth in Section 2.9 of the Schedule of Exceptions, the Company has not received any written communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other person. The Company has obtained and possesses valid licenses to use all of the software programs that it has authorized its employees to download that are present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business. To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees or consultants made prior to their employment by or consultancy with the Company that are not already assigned or licensed to the Company in the ordinary course via technology assignment agreements and/or background licenses in Proprietary Information and Inventions Agreements and Consulting Agreements. Except as set forth in Section 2.9 of the Schedule of Exceptions, each former and current employee and consultant of the Company has executed a confidential information and invention assignment agreement or consulting agreement pursuant to which all right, title and interest in all intellectual property created within the scope of employment or consulting relationship is assigned to the Company. To the Company’s knowledge, there has been no dispute on the confidentiality, non-competition or proprietary assets between any Founder or key employee and his/her prior employers. Section 2.9 of the Schedule of Exceptions lists all patent, trademark and service mark applications and registrations filed in the Company’s name with the United States Patent and Trademark Office and its foreign equivalents and all copyrights filed in the Company’s name with the United States Copyright Office and any of its foreign equivalents, and the Company solely owns each item of intellectual property listed in Section 2.9 of the Schedule of Exceptions. All patent applications, trademarks, and trademark applications within the Company Intellectual Property (“Registered Company Intellectual Property”) that are owned by Company (as distinct from being in-licensed by the Company) have been diligently prosecuted in accordance with all applicable laws in the countries in which they have been filed and are valid and enforceable. For purposes of this Section 2.9, the Company shall be deemed to have knowledge of a patent right if the Company has actual knowledge of the patent right or would be found to be on notice of such patent right as determined by reference to United States patent laws. No government funding was used in the development of any Company Intellectual Property owned or purported to be owned by the Company. No facilities of a university, college, other educational institution or research center was used in the development of any Registered Company Intellectual Property and no person who was involved in, or who contributed to, the creation or development of any Company Intellectual Property owned or purported to be owned by the Company, has, to the Company’s knowledge, performed services for the government, university, college, or other educational institution or research center in a manner that would affect Company’s rights in such Company Intellectual Property. The Company has taken all reasonable security measures that in the judgment of the Company are prudent to protect the secrecy, confidentiality, and value of the Company’s material Intellectual Property and Intellectual Property licenses. As used herein, “Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark registrations and applications, tradenames, copyrights and copyright registrations, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, and any licenses in, to and under any of the foregoing, and any and all such cases as are necessary to the Company in the conduct of the Company’s business.

2.10 Compliance with Other Instruments. The Company is not in violation, default, conflict or breach in any material respect of any provision of its Restated Certificate or Amended and Restated Bylaws, or in any material respect of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company (including, without limitation, those related to export

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control). The execution, delivery and performance of this Agreement and the Notes and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, default, conflict or breach, nor will such consummation constitute, with or without the passage of time and giving of notice, an event that results in (a) the creation of any lien, charge or encumbrance upon any assets of the Company or (b) the suspension, revocation, impairment, forfeiture, or nonrenewal of any permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties, in each case of preceding clauses (a) and (b) that might result, either individually or in the aggregate, in any material adverse changes of the Company, financially or otherwise.

2.11 Agreements; Actions.

(a) There are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $500,000 (other than employment agreements and offer letters); (ii) other than pursuant to any university licenses listed in Section 2.9 of the Schedule of Exceptions, the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products; or (iii) any “most favored” provisions, Board of Directors observer rights, or other side letter agreements not otherwise disclosed pursuant to any other representation.

(b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $500,000 or in excess of $1,000,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for business expenses, or (iv) sold, exchanged or otherwise disposed of any material portion of its assets or rights, other than in the ordinary course of business. For the purposes of (a) and (b) of this Section 2.11, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such section.

2.12 Related-Party Transactions. No Founder, stockholder, employee, officer, or director of the Company (a “Related Party”) or member of such Related Party’s immediate family, or any corporation, partnership or other entity in which such Related Party is an officer, director or partner, or in which such Related Party has significant ownership interests or otherwise controls, is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. Except for (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the board of directors of the Company, (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s common stock, in each instance, approved pursuant to written consent or in the written minutes of the board of directors of the Company (previously provided to the Purchasers or their counsel), (iv) proprietary information and inventions agreements and (v) agreements explicitly contemplated hereby, no Related Party or member of their immediate family is directly or indirectly interested in any material contract with the Company. To the Company’s knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of such Related Party’s immediate families may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies that may compete with the Company or financial interest in any material contract with the Company.

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2.13 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.14 Registration Rights. Except as provided in the Investors’ Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

2.15 Corporate Documents. Except for amendments (if any) necessary to satisfy the representations, warranties or conditions contained in this Agreement (the form of which amendments has been approved by the Purchasers), the Restated Certificate and Amended and Restated Bylaws of the Company are in the form previously provided to counsel for the Purchasers.

2.16 Title to Tangible Property and Assets. The Company owns its tangible property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such tangible property or assets. With respect to the tangible property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than such encumbrances and liens that arise in the ordinary course of business. The Company does not own any real property.

2.17 Financial Statements. The Company has made available to each Purchaser (i) its audited financial statements as of and for the fiscal year ended December 31, 2024, and (ii) its unaudited financial statements as of and for the nine months ended September 30, 2025 (such date, the “Financial Statement Date” and, (i) and (ii) together, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Financial Statement Date; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a material adverse effect. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

2.18 Changes. Since the Financial Statement Date there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not caused, in the aggregate, a material adverse effect;

(b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company;

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(c) any waiver by the Company of a valuable right or of a material debt owed to it;

(d) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

(e) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(f) any resignation or termination of employment or consultancy of any officer or key employee of the Company;

(g) any sale, assignment or transfer of any Company Intellectual Property that could reasonably be expected to result in a material adverse effect;

(h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets;

(i) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(j) any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

(k) any receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

(l) to the Company’s knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company; or

(m) any agreement or commitment by the Company to do any of the things described in this Section 2.18.

2.19 Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

2.20 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or any of its properties or material assets. The Company has never had any tax deficiency proposed or assessed against it and has not

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executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the Financial Statement Date, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories. The Company is not a party to any contract and/or has not granted any compensation, equity or award that could be deemed deferred compensation subject to the additional twenty percent (20%) tax under Section 409A of the Code, and neither the Company nor any person that is a member of the same controlled group as the Company or under common control with the Company within the meaning of Section 414 of the Code has any liability or obligation to make any payments or to issue any equity award or bonus that could be deemed deferred compensation subject to the additional twenty percent (20%) tax under Section 409A of the Code.

2.21 Insurance. Schedule 2.21 of the Schedule of Exceptions contains a complete list of the Company’s current insurance policies, together with a summary of coverage amounts with regards to each such policy, and each such policy is in full force and effect with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

2.22 Minute Books. The minute books of the Company provided to the Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

2.23 Real Property Holding Corporation. The Company is not now and has never been a “United States real property holding corporation” (“USRPHC”) as defined in the Code and any applicable regulations promulgated thereunder. The Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under such regulations. The Company does not anticipate becoming a USRPHC during the period in which the Notes are outstanding.

2.24 Reserved.

2.25 Foreign Corrupt Practices Act. Neither the Company nor any of its directors, officers, or, to its knowledge, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or, to its knowledge, agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. Neither the Company nor, to its knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law.

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2.26 Disclosure. The Company has fully provided each Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Notes. No representation or warranty of the Company contained in this Agreement, as qualified by the Schedule of Exceptions, and no certificates made or delivered in connection with this Agreement contain any untrue statement of a material fact or, to the Company’s knowledge, omit to state a material fact necessary to make the statements herein or therein not misleading.

2.27 Labor Agreements and Actions; Employee Compensation.

(a) The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. To the Company’s knowledge, the Founders have not breached any obligation owed by them to Avida Biomed, Inc., Aopia Biosciences, Inc., and Optical Biosystems, Inc. and Illumina Ventures (collectively, the “External Companies”), or investors, stockholders, or any other affiliates of such entities. To the Company’s knowledge, the Founders’ performance of their obligations under this Agreement will not be adversely affected by the Founders involvement in the External Companies in any respect.

(b) The Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not obligated to pay severance or any other additional compensation upon the termination of any employee.

2.28 Sanctions. (a) Since April 24, 2019, the Company and its subsidiaries have complied in all material respects with applicable laws and regulations pertaining to trade and economic sanctions administered by the United States, European Union, or United Kingdom (collectively, “Sanctions”). (b) None of the Company, its subsidiaries, or their respective directors, officers, employees, or, to the Company’s knowledge, the Company’s or subsidiaries’ agents is: (i) organized under the laws of, ordinarily resident in, or located in a country or territory that is the subject of comprehensive Sanctions ( “Restricted Countries”); (ii) 50% or more owned or controlled by the government of a Restricted Country; or (iii) (A) designated on a sanctioned parties list administered by the United States, European Union, or United Kingdom, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control’s Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, Sectoral Sanctions Identification List, the Consolidated List of Persons, Groups, and Entities Subject to EU Financial Sanctions, and the UK’s Consolidated Sanctions List (collectively, “Designated Parties”); or (B) 50% or more owned or, where relevant under applicable Sanctions, controlled, individually or in the aggregate, by one or more Designated Party, in each case only to the extent that dealings with such persons are prohibited pursuant to applicable Sanctions (collectively, “Sanctioned Parties”). (c) Since April 24, 2019, none of the Company, its subsidiaries, or any of their respective officers, directors, or employees: (i) has been the subject or target of any investigation, prosecution, other enforcement action, or government inquiry related to Sanctions violations; or (ii) submitted a voluntary self-disclosure to any U.S. or, to the Company’s knowledge, other relevant government agency regarding actual or potential Sanctions violations.

Execution Version

2.29 Outbound Investment Security Program. The Company either is (a) not a “person of a country of concern”; or (b) not engaged in any “covered activity,” as these terms are defined in 31 C.F.R. Part 850, as implemented or revised from time to time (the “Outbound Investment Security Program”). The Company currently has no intention of becoming a “person of a country of concern” that engages in any “covered activity.” The Company is not, and does not currently intend to become, a person that directly or indirectly holds a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management of policies of any “covered foreign person” (as defined in the Outbound Investment Security Program).

2.30 Shell Company. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) promulgated under the Act.

2.31 Investment Company. The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended.

2.32 Data Security Program. The Company is not a “covered person” as defined in Executive Order 14117 and rules and regulations issued thereunder, including 28 C.F.R. Part 202, as implemented or amended from time to time (the “DSP”). Since April 8, 2025, the Company has not knowingly engaged in or directed any “covered data transaction” (as that term is defined in the DSP) except in compliance with the DSP. The Company maintains policies and procedures reasonably designed to promote compliance with the DSP.

2.33 Data Privacy.

(a) In connection with the collection, storage, use, access, disclosure and/or other processing of any information that constitutes “personal information,” “personal data,” “personally identifiable information” or analogous term as defined in applicable laws (collectively, “Personal Information”), by or on behalf of the Company, to the Company’s knowledge, the Company is in compliance in all material respects with the following (collectively, “Privacy Requirements”): (i) all applicable laws governing privacy or data security in all relevant jurisdictions to the extent governing Personal Information in connection with loss, theft, and security breach notification obligations, telephone or text message communications, artificial intelligence and automated decision-making, or marketing by email or other channels, (ii) the Company’s published privacy policies, and (iii) the privacy or data security requirements of any contracts, codes of conduct, or industry standards by which the Company is legally bound.

(b) The Company maintains commercially reasonable physical, technical, and administrative security measures and policies designed to protect all Personal Information owned, stored, used, maintained or controlled by or at the direction of and on behalf of the Company from and against unlawful, accidental or unauthorized access, destruction, loss, use, modification, disclosure, and/or other processing.

3. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company as follows as of the Closing:

3.1 Authorization. Such Purchaser has full power and authority to enter into this Agreement and the Notes and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Execution Version

3.2 Purchase Entirely for Own Account. This Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which by such Purchaser’s execution of this Agreement such Purchaser hereby confirms, that the Notes to be received by such Purchaser (the “Securities”) will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3 Information and Sophistication. Such Purchaser (i) has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given such Purchaser, and (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment. The representations and warranties of such Purchaser in this paragraph shall not lessen or obviate the representations and warranties of the Company set forth in Section 2.

3.4 Ability to Bear Economic Risk. Such Purchaser acknowledges that investment in the Securities involves a high degree of risk, and such Purchaser is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

3.5 Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

3.6 Restricted Securities. Such Purchaser understands that the Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.7 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

“THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Execution Version

“THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A SUBORDINATION AGREEMENT DATED AS OF JANUARY 8, 2026 BY THE HOLDER IN FAVOR AND FOR THE BENEFIT OF SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY.”

(a) Any legend required by the Delaware General Corporation Law.

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Notes and securities issuable upon conversion of the Notes represented by the certificate, instrument, or book entry so legended.

3.8 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3.9 Further Representations by Foreign Purchasers. If a Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), such Purchaser hereby represents that he or she has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within his jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of his or her jurisdiction.

3.10 Sanctions. Neither the Purchaser, nor to its knowledge, any of its officers, directors, employees, agents, stockholders or partners, is a Sanctioned Party.

3.11 DSP Matters. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders, partners or other decision makers (to the extent such decision makers were or are involved in providing input in or otherwise determining to effectuate this Agreement), is a “covered person” (as defined at 28 CFR § 202.211). In connection with or otherwise arising from this Agreement, neither Purchaser nor any covered person affiliated with or on behalf of Purchaser, will request, accept, obtain or allow “access” (as defined at 28 C.F.R. § 202.201) to any “bulk U.S. sensitive personal data” (as defined at 28 C.F.R. § 202.206) or any “government-related data” (as defined at 28 C.F.R. § 202.222) maintained by or to which the Company otherwise has access.

3.12 Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to such Purchaser, such Purchaser acknowledges (i) that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation, and (ii) there is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

Execution Version

4. Further Limitations on Disposition. Without in any way limiting the representations and warranties of any Purchaser set forth in Section 3, each Purchaser further agrees, severally and not jointly, not to make any disposition of all or any portion of the Securities held by such Purchaser unless and until: (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (ii) an exemption from registration under the Act is available.

5. Miscellaneous

5.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2 Governing Law. This Agreement and the Notes shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.

5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5 Notices. All notices and other communications given or made pursuant to this Agreement or the Notes shall be in writing (including electronic mail as permitted in this Agreement) and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or the Schedule of Purchasers, or to such email address or address as subsequently modified by written notice given in accordance with this Section 5.5. If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Cooley LLP, 3 Embarcadero Center, 20th Floor, San Francisco, CA 94111-4004, Attn: David G. Peinsipp, Nathaniel F. Gray e-mail: [***]; [***]. Each party consents (including for purposes of Section 232 of the Delaware General Corporation Law if a Note converts into capital stock of the Company) to the delivery of any notice pursuant to this Agreement or any Note by electronic mail at the email address set forth on the signature page to this Agreement or in the Schedule of Purchasers, as updated from time to time by notice to the other parties to be noticed. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected email address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its email address, and failure to do so shall not affect the foregoing. The terms of this Section 5.5 shall survive any conversion and/or repayment of any Notes.

Execution Version

5.6 Modification; Waiver; Amendment. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers holding a majority of the outstanding principal amount of the Notes, which must include Sands Capital Life Sciences Pulse Fund II, L.P. (“Sands Capital”), Illumina Innovation Fund II, L.P. (“Illumina Ventures”, together with Sands Capital, the “Lead Investors”) and the T. Rowe Price Majority. Upon the effectuation of such waiver or amendment in conformance with this paragraph, such amendment or waiver shall be effective as to, and binding against the holders of, all of the Notes, and the Company shall promptly give written notice thereof to each Purchaser if such Purchaser has not previously consented to such amendment or waiver in writing; provided that the failure to give such notice shall not affect the validity of such amendment or waiver. For purposes of this Purchase Agreement and the Notes, the following meanings shall apply: (x) “T. Rowe Price Majority” means the T. Rowe Price Investors holding Notes representing a majority of the aggregate outstanding principal amount of the Notes then held by the T. Rowe Price Investors, (y) “T. Rowe Price Investors” means the Purchasers advised or subadvised by T. Rowe Price, and (z) “T. Rowe Price” means T. Rowe Price Investment Management, Inc. and/or its affiliates.

5.7 Further Assurances. Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.8 Expenses. The Company and each Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement, the Notes, and the transactions contemplated hereby and thereby, except that after the Closing the Company shall pay the reasonable legal fees and expenses incurred by Ropes & Gray LLP in its capacity as counsel for the Lead Investors, not to exceed $50,000.

5.9 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to each Purchaser, upon any breach or default of the Company under this Agreement or any Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement or any Note, or any waiver by any Purchaser of any provisions or conditions of this Agreement or any Note must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement or any Note, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

5.10 Reserved.

5.11 Broker’s Fees. Each party to this Agreement represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.

Execution Version

5.12 Entire Agreement. This Agreement, the Schedules and Exhibits hereto, and the Notes constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature pages follow]

The parties have executed this Note Purchase Agreement as of the date first written above.

COMPANY:

ALAMAR BIOSCIENCES, INC.

By:	/s/ Yuling Luo
Name: Yuling Luo, Ph.D.
Title: Chief Executive Officer

E-mail:	[***]

Address:	47071 Bayside Pkwy. Fremont, California 94538

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

/s/ William Friedman
BILL FRIEDMAN

Address: [***]
Email: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

BRAIDWELL PARTNERS MASTER FUND LP

By:	Braidwell LP, its Investment Manager

By:	/s/ Colin Bettison
Name:	Colin Bettison
Title:	Head of Finance and Operations

Address:	[***]

Email:	[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS

CHARLES ROBERT KUMMETH REVOCABLE TRUST

By:	/s/ Charles Kummeth
Name:	Charles Kummeth
Title:	Trustee

Address:	[***]

Email:	[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

DANAHER VENTURES LLC

By:	/s/ Dennis Sandstedt
Name:	Dennis Sandstedt
Title:	Authorized Signatory

Address:	[***]

Email:	[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

/s/ Frank Shen
FRANK SHEN

Address: [***]

Email: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

GC&H INVESTMENTS A8, L.P.
By:	GCH Investment Management, LLC
Its:	General Partner

By:	/s/ Melissa Roque
Name:	Elzbieta Gibbons or Melissa Roque
Title:	Authorized Signatory

Email:	[***]

Address:	[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

Hercules BioVenture II, L.P.

By:	/s/ George J. Lee
Name:	George J. Lee
Title:	General Partner

Address:	[***]

Email:	[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

ILLUMINA INNOVATION FUND II, L.P.

By: Illumina Innovation Fund II GP, L.L.C. Its General Partner

By:	/s/ Nicholas Naclerio
Name:	Nicholas Naclerio
Title:	Managing Member

Address:	[***]

Email:	[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

ILLUMINA INNOVATION FUND III, L.P.

By: Illumina Innovation Fund III GP, L.L.C.
Its General Partner

By:	/s/ Nicholas Naclerio
Name:	Nicholas Naclerio
Title:	Managing Member

Address: [***]

Email: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

KENSON VENTURES LLC

By:	/s/ Kenneth Fong
Name:	Kenneth Fong
Title:	Managing Director

Address: [***]

Email: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

New Vantage Holdings Limited

By:	/s/ Sha Wang
Name: Sha Wang
Title: Director

Address: [***]

Email: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

PURA VIDA X FUND LP

By:	Pura Vida Investments, LLC, in its capacity as investment manager

By:	/s/ EFREM KAMEN
Name:	Efrem Kamen
Title:	Managing Member

Address:	[***]

Email:	[***]

With notice to:
[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

PURA VIDA FUNDS GROUP GP, LLC
C/O PURA VIDA MASTER FUND LTD

By:	/s/ EFREM KAMEN
Name:	Efrem Kamen
Title:	Managing Member

Address:	[***]

Email:	[***]

With notice to:

[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

SAMSARA BIOCAPITAL, L.P.
By:	Samsara BioCapital GP, LLC, General Partner

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju, MD, PhD
Title: Managing Member

Notice to:
[***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:

SANDS CAPITAL LIFE SCIENCES PULSE FUND II, L.P.

By: Sands Capital Life Sciences Pulse Fund II-G.P., its General Partner

By: Sands Capital Life Sciences Pulse Fund II-GP, LLC., its General Partner

By:	/s/ Jonathan Goodman
Name:	Jonathan Goodman
Title:	General Counsel

Address: [***]

Email Address: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASERS:
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Spectrum Conservative Allocation Fund
T. Rowe Price Spectrum Moderate Allocation Fund
T. Rowe Price Spectrum Moderate Growth Allocation Fund
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price U.S. Small-Cap Core Equity Trust
U.S. Small-Cap Stock Trust
TD Mutual Funds - TD U.S. Small-Cap Equity Fund
Costco 401(k) Retirement Plan

Each account, severally and not jointly

By: T. Rowe Price Investment Management, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Nick Garifo
Name:	Nick Garifo
Title:	Vice President

Address: [***]

E-mail: [***]

SIGNATURE PAGE TO

ALAMAR BIOSCIENCES, INC.

NOTE PURCHASE AGREEMENT

SCHEDULE OF PURCHASERS

[***]

Exhibit A

FORM OF CONVERTIBLE PROMISSORY NOTE

[***]

EXHIBIT B

SCHEDULE OF EXCEPTIONS

Schedule A

FOUNDERS

[***]